UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2019

Primo Water Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34850	82-1161432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Cherry Street Suite 501 Winston-Salem, NC 27101
(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code):  336-331-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRMW	The Nasdaq Stock Market LLC

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2019, Primo Water Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2019. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Termination of President and Chief Executive Officer

Effective November 1, 2019, Matthew T. Sheehan was terminated as President and Chief Executive Officer of the Company. In connection with his termination, Mr. Sheehan resigned as a member of the Company’s Board of Directors (the “Board”).

Appointment of Interim President and Chief Executive Officer

On November 1, 2019, the Company appointed its Executive Chairman, Billy D. Prim, to serve as Interim President and Chief Executive Officer, effective upon Mr. Sheehan’s termination. Mr. Prim founded the Company in 2004, has served on the Board since inception and has served as Executive Chairman since June 2017. Previously, Mr. Prim was the Company’s Chairman and Chief Executive Officer. Mr. Prim will remain Executive Chairman of the Board. Mr. Prim’s current amended and restated employment agreement will remain in full force and effect.

Item 7.01	Regulation FD

On November 5, 2019, the Company issued a press release announcing the matters set forth in Item 5.02 of this Form 8-K. A copy of this press release is furnished herewith as Exhibit 99.2 to this report.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated November 5, 2019, furnished herewith

99.2	Press release dated November 5, 2019, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation

Date: November 5, 2019	By:	/s/ David J. Mills
	Name:	David J. Mills
	Title:	Chief Financial Officer